                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report in this annual report on Form 10-K, into the Company's previously filed Registration Statements on Form S-1 (333-30573, 000-23093, 333-51101).

                                             Arthur Andersen LLP

                                             ARTHUR ANDERSEN LLP

Roseland, New Jersey
March 26, 2001